                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2000 (July 18, 2000)

                          ----------------------------

                           COMMUNITY BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                      0-16461                63-0868361
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                     Identification Number)

             MAIN STREET                                  35031
         BLOUNTSVILLE, ALABAMA                          (Zip Code)
(Address of Principal Executive Offices)

                                 (205) 429-1000
              (Registrant=s Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed From Last Report)

ITEM 5.  OTHER EVENTS

         On August 4, 2000, the Registrant issued a press release regarding an investigation of allegations surrounding construction projects of the Registrant's subsidiary Community Bank. A copy of the press release is filed as
Exhibit 99 hereto, which is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit is filed herewith:

Exhibit Number    Description
--------------    -----------
99                Press Release of the Registrant, dated August 4, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCSHARES, INC.


By: /s/ Kennon R. Patterson, Sr.
    ---------------------------------------------------
       Kennon R. Patterson, Sr.
       Chairman, Chief Executive Officer and President


Date: August 4, 2000

                                  EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------
99                 Press Release of the Registrant, dated August 4, 2000